Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Walgreen Co., an Illinois corporation (the "Company"), on Form 10-Q/A for the quarter ended February 29, 2012 as filed with the Securities and Exchange Commission (the "Report"), I, Wade D. Miquelon, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Wade D. Miquelon
Wade D. Miquelon
Chief Financial Officer
Dated:  March 29, 2012

A signed original of this written statement required by Section 906 has been provided to Walgreen Co. and will be retained by Walgreen Co. and furnished to the Securities and Exchange Commission or its staff upon request.